UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2024

Hibbett, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-20969	20-8159608

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2700 Milan Court Birmingham, Alabama	35211
(Address of principal executive offices)	(Zip Code)

(205) 942-4292
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value Per Share	HIBB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Introductory Note

As previously disclosed in the Current Report on Form 8-K filed by Hibbett, Inc., a Delaware corporation (the “Company”), with the Securities and Exchange Commission (the “SEC”) on April 23, 2024, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of April 23, 2024, by and among the Company, Genesis Holdings, Inc., an Indiana corporation (“Parent”), Steps Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Parent (“Merger Sub”), and, solely for purposes of certain provisions specified therein, JD Sports Fashion plc, a company incorporated under the laws of England and Wales and the ultimate parent company of Parent and Merger Sub (“JD Sports”). On July 25, 2024, pursuant to the terms of the Merger Agreement, Merger Sub merged with and into the Company (the “Merger”) effective as of the effective time of the Merger (the “Effective Time”), with the Company surviving as a wholly owned subsidiary of Parent (the “Surviving Corporation”). In connection with the Merger, the Company and Parent took various other actions, as discussed further below.

Item 1.02 Termination of a Material Definitive Agreement.

Concurrently with the closing of the Merger, the Company repaid all outstanding obligations due under that certain Credit Agreement, dated February 28, 2023, by and among the Company, as borrower, certain subsidiaries of the Company, as guarantors, the lenders from time to time party thereto, and Regions Bank, as administrative agent for the lenders, swingline lender and issuing bank (the “Credit Agreement”), and terminated the Credit Agreement in accordance with its terms.

Item 2.01. Completion of Acquisition or Disposition of Assets.

As described above, pursuant to the terms of the Merger Agreement, the Merger was completed, with Merger Sub being merged with and into the Company at the Effective Time and the Company surviving the Merger as a wholly owned subsidiary of Parent. At the Effective Time, each share of the Company’s common stock, par value $0.01 per share (“Company Common Stock”), issued and outstanding immediately prior to the Effective Time (other than (i) shares of Company Common Stock (A) held in the treasury of the Company or (B) owned by any direct or indirect wholly owned subsidiary of the Company, JD Sports or any direct or indirect wholly-owned subsidiary of JD Sports and (ii) shares of Company Common Stock held by a stockholder who did not vote in favor of the adoption of the Merger Agreement and who complied with all of the provisions of the General Corporation Law of the State of Delaware concerning the right of holders of shares of Company Common Stock to demand appraisal of their shares) was converted into the right to receive $87.50 in cash, without interest (the “Transaction Consideration”).

In addition, pursuant to the Merger Agreement (unless otherwise mutually agreed by Parent and the applicable holder thereof), at the Effective Time:

•
each option to purchase shares of Company Common Stock (any such option, a “Company Option”) that was outstanding as of immediately prior to the Effective Time, whether vested or unvested, was cancelled by virtue of the Merger without any action on the part of the holder thereof and the holder thereof became entitled to receive an amount in cash (without interest and subject to applicable withholding taxes) from the Surviving Corporation with respect thereto equal to the product of (1) the number of shares of Company Common Stock subject to such Company Option as of immediately prior to the Effective Time and (2) the excess, if any, of the Transaction Consideration over the exercise price per share of Company Common Stock subject to such Company Option as of immediately prior to the Effective Time. Any Company Option with an exercise price equal to or in excess of the Transaction Consideration was cancelled and has no further force or effect by virtue of the Merger without any action on the part of the holder thereof and without any payment to the holder thereof;

•
each performance stock unit award (any such unit, a “Company PSU Award”) that was granted on or after January 1, 2023 to an employee of the Company or its subsidiaries who is not a party to a change in control severance agreement with the Company or its subsidiaries (any such agreement, a “Change in Control Agreement”) (any such Company PSU Award, a “Specified Company PSU Award”), that was outstanding as of immediately prior to the Effective Time, was cancelled by virtue of the Merger without any action on the part of any holder or beneficiary thereof and the holder thereof became entitled to receive an unvested amount in cash (without interest and subject to applicable withholding Taxes) from the Surviving Corporation with respect thereto equal to the product of (1) the number of shares of Company Common Stock that would have vested pursuant to the terms of such Specified Company PSU Award, assuming that any performance based vesting conditions applicable to such Specified Company PSU Award for any performance period that had not been completed as of the Effective Time were achieved at target performance levels, and (2) the Transaction Consideration, vesting, subject to the continued service of the former holder of such Specified Company PSU Award with Parent and its affiliates (including the Surviving Corporation), on the same time-based vesting schedule and otherwise on substantially the same terms as the corresponding Specified Company PSU Award (as provided for in the Company’s 2015 Equity Incentive Plan and the underlying award agreements, in each case as in effect as of the date of the Merger Agreement, the terms of which will survive the closing of the Merger with respect to such Company PSU Award), except for any performance-vesting conditions and as otherwise provided for in the Merger Agreement. Each Company PSU Award that was not a Specified Company PSU Award (any such Company PSU Award, a “Vested Company PSU Award”) that was outstanding as of immediately prior to the Effective Time, automatically became fully vested (if not already fully vested) and was cancelled by virtue of the Merger without any action on the part of any holder or beneficiary thereof and the holder thereof became entitled to receive an amount in cash (without interest and subject to applicable withholding Taxes) with respect thereto equal to the product of (1) the number of shares of Company Common Stock that would have vested pursuant to the terms of such Vested Company PSU Award, assuming that any performance based vesting conditions applicable to such Vested Company PSU Award for any performance period that had not been completed as of the Effective Time are achieved at target performance levels, and (2) the Transaction Consideration; and

•
each restricted stock unit award (any such unit, a “Company RSU Award”) that was granted on or after January 1, 2023 to an employee of the Company or its subsidiaries who is not a party to a Change in Control Agreement (any such Company RSU Award, a “Specified Company RSU Award”) that was outstanding as of immediately prior to the Effective Time was cancelled by virtue of the Merger without any action on the part of any holder or beneficiary thereof and the holder thereof became entitled to receive an unvested amount in cash (without interest and subject to applicable withholding Taxes) from the Surviving Corporation with respect thereto equal to the product of (1) the number of shares of Company Common Stock then underlying such Specified Company RSU Award as of immediately prior to the Effective Time and (2) the Transaction Consideration, vesting, subject to the continued service of the former holder of such Specified Company RSU Award with Parent and its affiliates (including the Surviving Corporation), on the same time-based vesting schedule and otherwise on substantially the same terms as the corresponding Specified Company RSU Award (as provided for in the Company’s 2015 Equity Incentive Plan and the underlying award agreements, in each case as in effect as of the date of the Merger Agreement, the terms of which will survive the closing of the Merger with respect to such Company PSU Award), except as otherwise provided for in the Merger Agreement. Each Company RSU Award that is not a Specified Company RSU Award (any such Company RSU Award, a “Vested Company RSU Award”) and each share of Company Common Stock credited to any Deferred Stock Account (as defined in the Company’s 2015 Director Deferred Compensation Plan) (each such credited share, a “Company DSU Award”) that was outstanding as of immediately prior to the Effective Time automatically became fully vested (if not already fully vested) and was cancelled by virtue of the Merger without any action on the part of any holder or beneficiary thereof and the holder thereof became entitled to receive an amount in cash (without interest and subject to applicable withholding Taxes) from the Surviving Corporation with respect thereto equal to the product of (1) the number of shares of Company Common Stock then underlying such Vested Company RSU Award or Company DSU Award as of immediately prior to the Effective Time and (2) the Transaction Consideration.

The information set forth in the Introductory Note above is incorporated by reference into this Item 2.01. The foregoing description, including the portions incorporated by reference herein, does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is attached as Exhibit 2.1 hereto and incorporated by reference into this Item 2.01.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the completion of the Merger, on July 25, 2024, the Company (i) notified the Nasdaq Global Select Market (“Nasdaq”) that the Merger was completed and (ii) submitted a request to Nasdaq for Nasdaq to cease trading of the Company Common Stock on Nasdaq and to suspend the listing of the Company Common Stock and to file with the SEC an application on Form 25 to delist the Company Common Stock from Nasdaq and deregister the Company Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, trading of Company Common Stock on Nasdaq was suspended on July 25, 2024.

The Company intends to file with the SEC a certification on Form 15 with respect to the Company Common Stock requesting the deregistration of the Company Common Stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

The information set forth in the Introductory Note and Item 2.01 above is incorporated by reference into this Item 3.01.

Item 3.03. Material Modifications to Rights of Security Holders.

The information set forth in the Introductory Note, Item 2.01, Item 3.01, Item 5.01 and Item 5.03 is incorporated by reference into this Item 3.03.

Item 5.01. Changes in Control of Registrant.

Pursuant to the terms of the Merger Agreement, at the Effective Time, the Company became a wholly owned subsidiary of Parent and, accordingly, a change in control of the Company occurred.

The total aggregate consideration paid by Parent in connection with the Merger was approximately $1.1 billion. The source of funds for the consideration paid in the Merger was a combination of existing cash resources and the proceeds from an extension to existing bank facilities of JD Sports.

The information set forth in the Introductory Note, Item 2.01, Item 3.01, Item 5.02 and Item 5.03 is incorporated by reference into this Item 5.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the terms of the Merger Agreement, Anthony F. Crudele, Pamela J. Edwards, James A. Hilt, Ramesh Chikkala, Karen S. Etzkorn, Terrance G. Finley, Dorlisa K. Flur, Linda Hubbard, Michael E. Longo and Lorna E. Nagler ceased serving as members of the Company’s board of directors and each committee thereof. Following the consummation of the Merger, each of Régis Schultz, Dominic Platt, Ian Roberts and Michael E. Longo were appointed as members of the Company’s board of directors until the earlier of their death, resignation or removal or until their respective successors are duly elected and qualified.

Effective upon completion of the Merger, the following persons, who were named executive officers of the Company immediately prior to the Effective Time, are no longer officers of the Company: William G. Quinn, Benjamin A. Knighten and Robert Volke. Mr. Quinn and Mr. Knighten will remain employed by the Company immediately following the Closing.

On July 24, 2024, the Company entered into a letter agreement with Robert Volke (the “Volke Agreement”) providing for the termination of Mr. Volke’s employment as the Company’s Senior Vice President and Chief Financial Officer to pursue other opportunities, with the termination to be effective October 25, 2024, unless earlier terminated by the Company. The Volke Agreement provides that Mr. Volke will receive those separation payments and benefits to which he is entitled under his Change in Control Severance Agreement, dated as of April 27, 2020, including the obligation of the Company to pay Mr. Volke severance in an amount equal to one and one-half (1.5) times the sum of Mr. Volke’s “covered salary” and “covered bonus.” Covered salary is based on the highest annual rate of base pay paid to Mr. Volke. Covered bonus is based on the average of bonuses paid to Mr. Volke in the past four years (but in no event is greater than the target bonus for current fiscal year in which the termination will take place).

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

At the Effective Time, the Certificate of Incorporation of the Company, as amended, was amended and restated in its entirety. In addition, in connection with the Merger, the Amended and Restated Bylaws of the Company were amended and restated in their entirety. The Amended and Restated Certificate of Incorporation of the Company and the Amended and Restated Bylaws of the Company are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated by reference into this Item 5.03.

The information set forth in the Introductory Note is incorporated by reference into this Item 5.03.

Item 8.01 Other Events

On July 25, 2024, the Company issued a press release announcing the closing of the Merger. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits
Exhibit 2.1
Agreement and Plan of Merger, dated as of April 23, 2024, by and among Hibbett, Inc., Genesis Holdings, Inc., Steps Merger Sub, Inc. and, solely for purposes of certain provisions specified therein, JD Sports Fashion plc* (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K dated April 25, 2024)

Exhibit 3.1	Amended and Restated Certificate of Incorporation of the Company
Exhibit 3.2	Amended and Restated Bylaws of the Company
Exhibit 99.1	Press Release dated July 25, 2024
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted schedule or attachment to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIBBETT, INC.

By:	/s/ Robert Volke
Robert Volke
Senior Vice President and Chief Financial Officer

Date: July 25, 2024